UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

Celanese Corporation
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, APRIL 16, 2020.
On March 26, 2020, Celanese Corporation (the “Company”) issued the following press release related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Thursday, April 16, 2020. As described below, the 2020 Annual Meeting will now be held in a virtual-only meeting format.
The following Notice of Change to Virtual Meeting Format supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2020 Annual Meeting.
The following proxy card updates the proxy card previously filed with the Proxy Statement (the “Original Proxy Card”), in connection with the solicitation of proxies by the Board for use at the 2020 Annual Meeting, to reflect that the 2020 Annual Meeting will now be held in a virtual-only meeting format. Other than the changes described in this Supplement, no other changes have been made to the Original Proxy Card. The proxy card filed herewith or the Original Proxy Card may be used to vote shares of common stock in connection with the 2020 Annual Meeting. New proxy cards will not be mailed or otherwise be sent to stockholders in connection with the meeting.
These supplemental proxy materials are being filed with the SEC on March 30, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
_________________________________________________________________________________________________

The following press release was issued by Celanese Corporation on March 26, 2020.

News Release
Celanese Corporation
222 West Las Colinas Blvd.
Suite 900N
Irving, Texas 75039

Celanese Provides Additional Information Regarding Its
2020 Annual Meeting of Stockholders Due to Coronavirus Precautions
DALLAS (March 26, 2020) - Celanese Corporation (NYSE: CE), a global chemical and specialty materials company, today announced that due to continued public health precautions regarding in-person gatherings given the coronavirus (COVID-19) outbreak and to support the health and well-being of stockholders and company personnel, the format of the 2020 Annual Meeting of Stockholders has been changed to a virtual-only meeting, instead of an in-person meeting. As previously announced, the Annual Meeting will be held on Thursday, April 16, 2020 at 7:00 a.m., Central Time. Stockholders will not be able to attend the Annual Meeting in person.
As described in the proxy materials for the Annual Meeting previously distributed, stockholders as of the close of business on February 18, 2020, the record date, are entitled to participate in and vote at the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/CE2020, a stockholder must enter the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability previously mailed or made available to stockholders. Online access to the audio webcast will open 15 minutes prior to the start of the 2020 Annual Meeting. The meeting’s virtual attendance format will provide stockholders the ability to participate and ask questions during the meeting. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com and may vote during the Annual Meeting by following the instructions available on the meeting website. Whether or not they plan to attend the Annual Meeting, we urge all stockholders to vote in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote your shares in connection with the Annual Meeting.
Additional information has been filed with the SEC concerning the meeting.
About Celanese
Celanese Corporation is a global chemical leader in the production of differentiated chemistry solutions and specialty materials used in most major industries and consumer applications. Our businesses use the full breadth of Celanese's global chemistry, technology and commercial expertise to create value for our customers, employees, shareholders and the corporation. As we partner with our customers to solve their most critical business needs, we strive to make a positive impact on our communities and the world through The Celanese Foundation. Based in Dallas, Celanese employs approximately 7,700 employees worldwide and had 2019 net sales of $6.3 billion. For more information about Celanese Corporation and its product offerings, visit www.celanese.com or our blog at www.celaneseblog.com.

Celanese Contacts:

Investor Relations	Media Relations - Global	Media Relations Europe (Germany)
Abe Paul	W. Travis Jacobsen	Jens Kurth
+1 972 443 4432	+1 972 443 3750	+49(0)69 45009 1574
abraham.paul@celanese.com	william.jacobsen@celanese.com	j.kurth@celanese.com

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 16, 2020

To Our Stockholders:
In response to continued public health precautions regarding in-person gatherings given the coronavirus/COVID-19 outbreak, and to support the health and well-being of our stockholders and company personnel, NOTICE IS HEREBY GIVEN that the Board of Directors of Celanese Corporation (the “Company”) has determined to change the format of the 2020 Annual Meeting of Stockholders of the Company (the “2020 Annual Meeting”) to a meeting conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. As previously announced, the 2020 Annual Meeting will be held on Thursday, April 16, 2020 at 7:00 a.m. Central Time. However, the 2020 Annual Meeting will no longer be held at The Ritz-Carlton, Dallas, 2121 McKinney Ave., Dallas, Texas 75201 but rather will be held virtually, with attendance via the internet. Stockholders will not be able to attend the 2020 Annual Meeting in person.
We have designed the format of the 2020 Annual Meeting to provide stockholders the same rights and opportunities to participate as they would at an in-person meeting.
As described in the previously-distributed proxy materials for the 2020 Annual Meeting, you are entitled to attend and vote at the 2020 Annual Meeting if you held shares of our Common Stock as of the close of business on February 18, 2020, the record date designated by our Board for the 2020 Annual Meeting, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. The items of business are the same as set forth in the 2020 Notice of Annual Meeting and Proxy Statement dated March 6, 2020 previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting.
Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the 2020 Annual Meeting will begin promptly at 7:00 a.m. Central Time. Online access to the audio webcast will open 15 minutes prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.
Log-in Instructions. To be admitted to the virtual 2020 Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/CE2020 using the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting.
Technical Assistance. Beginning 15 minutes prior to, and during, the 2020 Annual Meeting, we will have support available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulty accessing, or during, the virtual meeting, please call the support team at 1.800.586.1548 (toll-free in the United States) or +1.303.562.9288 (for international participants).
Voting Prior to or at the Annual Meeting. An online portal is available to stockholders at www.proxyvote.com where you can view and download our proxy materials and 2019 annual report and vote your shares in advance of the 2020 Annual Meeting. You may vote your shares during the 2020 Annual Meeting (up until the closing of the polls) by following the instructions available at www.virtualshareholdermeeting.com/CE2020 during the meeting. An updated form of proxy card to reflect the virtual nature of the meeting will be filed with the SEC and these supplemental proxy materials will be available at www.proxyvote.com. However, shares may also be voted via the original proxy card or pursuant to the instructions for submitting your proxy via the Internet or telephone that were included in the previously-distributed proxy materials.
Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials. The proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change in format of the meeting.

Submitting Questions at the Annual Meeting; Rules of Conduct. Beginning 15 minutes prior to, and during, the 2020 Annual Meeting, you can view our Agenda and the Rules of Conduct for the 2020 Annual Meeting, and submit questions, at www.virtualshareholdermeeting.com/CE2020. The Rules of Conduct will also be available beginning April 6, 2020 at www.proxyvote.com.
After the business portion of the 2020 Annual Meeting concludes and the meeting is adjourned, we will hold a Q&A session during which we intend to answer all questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the 2020 Annual Meeting, as time permits and in accordance with our Rules of Conduct for the 2020 Annual Meeting. Answers to any questions not addressed during the meeting will be posted following the meeting on our website at https://investors.celanese.com under the heading “News & Events – Annual Meeting”. Questions and answers will be grouped by topic and substantially similar questions will be answered only once. To promote fairness and efficient use of the Company’s resources, we will respond to no more than two questions from any single stockholder.
Stockholder List. Beginning 15 minutes prior to, and during, the 2020 Annual Meeting, the list of our stockholders of record will be available for viewing by stockholders for any purpose germane to the meeting at www.virtualshareholdermeeting.com/CE2020. In addition, information on how to obtain access to the list of stockholders of record entitled to vote at the 2020 Annual Meeting for any purpose germane to the meeting will be available during the ten days preceding the 2020 Annual Meeting on our website at https://investors.celanese.com under the heading “News & Events – Annual Meeting”. Stockholders submitting any such request will be asked to include the 16-digit control number found on the proxy card, voting instruction form or notice of internet availability previously mailed or made available to stockholders entitled to vote at the 2020 Annual Meeting.
Replay. A webcast playback of the 2020 Annual Meeting will be available to the public at www.virtualshareholdermeeting.com/CE2020 within approximately 24 hours after the completion of the meeting.
On behalf of our Board of Directors, management and employees, thank you for your continued support.
By Order of Our Board of Directors,
James R. Peacock III
Corporate Secretary

March 30, 2020

Celanese

VOTE BY INTERNET

Before The Meeting – Go To **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on April 15, 2020 (April 13, 2020 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go To **www.virtualshareholdermeeting.com/CE2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on April 15, 2020 (April 13, 2020 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E92397-P34276-Z76430 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Jean S. Blackwell	☐	☐	☐
1b. William M. Brown	☐	☐	☐
1c. Edward G. Galante	☐	☐	☐
1d. Kathryn M. Hill	☐	☐	☐
1e. David F. Hoffmeister	☐	☐	☐
1f. Dr. Jay V. Ihlenfeld	☐	☐	☐
1g. Mark C. Rohr	☐	☐	☐
1h. Kim K.W. Rucker	☐	☐	☐

	For	Against	Abstain
1i. Lori J. Ryerkerk	☐	☐	☐
1j. John K. Wulff	☐	☐	☐
2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2020.	☐	☐	☐
3. Advisory vote to approve executive compensation.	☐	☐	☐

The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Meeting & 2020 Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

E92398-P34276-Z76430

PROXY AND VOTING INSTRUCTIONS CARD

The undersigned hereby constitutes and appoints Scott A. Richardson and James R. Peacock III, and each of them (collectively, the "Proxyholders"), his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of CELANESE CORPORATION (the "Company") to be held on Thursday, April 16, 2020 at 7:00 a.m. (CDT), and at any adjournments thereof (the "Meeting"), and to vote the undersigned's shares of Company Common Stock on all matters coming before the Meeting in the manner directed on the reverse side of this card. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. **ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, YOUR SHARES OF COMPANY COMMON STOCK WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS; THEREFORE, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE COMPANY'S DIRECTOR NOMINEES IN ITEM 1; AND FOR ITEMS 2 AND 3.** The Proxyholders cannot vote your shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by April 13, 2020, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)